UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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Apple Inc.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 13, 2018. Meeting InformationAPPLE INC. Meeting Type: Annual Meeting For holders as of: December 15, 2017 Date:    February 13, 2018    Time:    9:00 a.m. Pacific Time Location: Steve Jobs Theater Apple Park Cupertino, California 95014You are receiving this communication because you hold shares in the company named above. APPLE INC. This is not a ballot. You cannot use this notice to vote these C/O PROXY SERVICES shares. This communication presents only an overview of P.O. BOX 9163 FARMINGDALE, NY 11735 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See proxy the materials reverse and side voting of this instructions. notice to obtainE34453-p99719

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrowðXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting    a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowðXXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 30, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. P99719 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box - marked by the arrowðXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E34454 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends a vote FOR all the listed nominees. The Board of Directors recommends a vote FOR 1. The election to Apple’s Board of Directors of the Proposals 2, 3 and 4. eight nominees named in the Proxy Statement 2. Ratification of the appointment of Ernst & Young LLP Nominees: as Apple’s independent registered public accounting firm for 2018 1a. James Bell 3. Advisory vote to approve executive compensation 1b. Tim Cook 4. Approval of the amended and restated 1c. Al Gore Apple Inc. Non-Employee Director Stock Plan 1d. Bob Iger The Board of Directors recommends a vote AGAINST Proposals 5 and 6. 1e. Andrea Jung 5. A shareholder proposal entitled “Shareholder Proxy Access Amendments” 1f. Art Levinson 6. A shareholder proposal entitled “Human Rights Committee” 1g. Ron Sugar 1h. Sue WagnerE34455-p99719

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